UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

DYNATRONICS CORP.
(Exact name of registrant as specified in its charter)

Utah	000-12697	87-0398434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Trapp Rd.
 Eagan, Minnesota, United States 55121
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, no par value	DYNT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On April 15, 2025 Gabe Ellwein informed Dynatronics Corporation (the "Company") of his decision to resign as Chief Financial Officer (principal financial officer and principal accounting officer) of the Company, effective as of May 9, 2025, to pursue other professional interests.

Appointment of Chief Financial Officer

In connection with Mr. Ellwein's resignation, the Company's Board of Directors has appointed Brian Baker as Chief Financial Officer (principal financial officer and principal accounting officer) of the Company, effective as of May 9, 2025.

Mr. Baker, 58, has served as the Company's President since May 18, 2023, and as the Company's Chief Executive Officer and member of the Board of Directors since October 1, 2023.  Mr. Baker first joined the Company as President of Therapy Products in February 2018. He served as Chief Operating Officer from May 2019 until his promotion to Chief Executive Officer in August 2019. Mr. Baker held that position until July 2020, when he resigned due to health issues relating to the COVID-19 virus. Following his resignation as Chief Executive Officer, Mr. Baker continued as a member of the Board and a consultant to the Company until his appointment as Chief Operating Officer in January 2022.  Prior to joining the Company, Mr. Baker was Vice President of Global Operations of Seaspine Holdings Corporation from July 2015 to January 2018, where he also worked as Vice President of Operations of the SeaSpine business within Integra LifeSciences Corporation from March 2015 to July 2015. From November 2013 until March 2015, he was an industry consultant advising on mergers and acquisitions and providing business process optimization services. He holds a B.A. degree in business from the University of Phoenix.

Mr. Baker is not a party to any agreement or transaction that would require disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Baker and any director or executive officer of the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K (17 CFR 229.401(d) and 229.404(a)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2025	DYNATRONICS CORPORATION

	By:	/s/ Brian Baker
Name: Brian Baker
	Title:	President, Chief Executive Officer and Chief Financial Officer